PRESS CONTACT:                                          FINANCIAL CONTACT:
Tim Powers                                              Stacey Fitzgerald
RSA Security Inc.                                       RSA Security Inc.
(781) 515-6212                                          (781) 515-6021
tpowers@rsasecurity.com                                 investor@rsasecurity.com

                              FOR IMMEDIATE RELEASE

                  RSA SECURITY ANNOUNCES FIRST QUARTER RESULTS

   Company Reports 10% Revenue Growth and Earnings Per Share of $0.03; First Quarter Results and Second Quarter Guidance to be Discussed on Conference Call
                           Today at 4:30 p.m. E.D.T.

BEDFORD, MASS., APRIL 10, 2003 - RSA Security Inc. (NASDAQ: RSAS), the most trusted name in e-security(R), today reported financial results for the first quarter ended March 31, 2003.

Revenue for the first quarter of 2003 was $61.3 million, compared with $55.5 million for the first quarter of 2002. The Company reported net income on a GAAP basis of $1.7 million, or $0.03 per diluted share, for the first quarter of 2003, compared with a net loss of $13.7 million, or ($0.24) per share, for the same period in 2002. First quarter of 2003 net income includes a $2.0 million expense related to a patent infringement lawsuit, which the Company successfully defended, and a gain of $1.5 million from the sale of private equity investments. First quarter of 2002 included a $4.4 million restructuring expense, a $2.3 million expense for the amortization of intangible assets, and a $2.5 million loss from investing activities.

"During the first quarter, we exceeded our revenue expectations while enhancing our identity and access management solution set," said Art Coviello, president and chief executive officer of RSA Security. "Next week, we will outline our strategy to extend our leadership in the emerging identity and access management market at RSA(R) Conference 2003, the e-security industry's preeminent event."

FIRST QUARTER HIGHLIGHTS

FINANCIAL PERFORMANCE

-     RSA Security grew revenue 10% year over year to $61.3 million.

- The Company increased income from operations on a GAAP basis to $3.0 million from a loss of $14.5 million in the first quarter of 2002.

- RSA Security increased cash in the first quarter of 2003 by $12.4 million to $115.4 million at March 31, 2003.

CUSTOMER WINS

- RSA Security shipped products to more than 4,300 customers during the first quarter in a diverse set of vertical markets, including healthcare, financial services and government.

- The Company added more than 900 new customers in the first quarter of 2003.

PRODUCT ROLLOUTS

- In February, the Company shipped RSA ACE/Server(R) 5.1 software, a robust authentication server built to offer seamless and transparent integration with remote access, VPN, wireless LAN and e-business applications across the enterprise.

- Also in the first quarter, RSA Security delivered the RSA Keon(R) Certificate Authority (CA) 6.5, which is designed to achieve high levels of compliance with government initiatives for security certification and electronic signing.

SUCCESSFUL PATENT INFRINGEMENT DEFENSE

- The Company prevailed in a patent infringement lawsuit relating to RSA Security's use of SSL (Secure Sockets Layer) version 3.0 in its RSA ACE/Server, RSA Keon and RSA BSAFE(R) product lines. SSL version 3.0 is a de facto industry-standard for protecting Web communications, such as encrypting data for digital certificates, and is built into all major browsers and Web servers.

INDUSTRY CERTIFICATION & RECOGNITION

- RSA Security achieved OPSEC((TM)) (Open Platform for Security) certification for its RSA ACE/Server 5.0 two-factor authentication software from Check Point Software Technologies Ltd.

- RSA Security earned three Excellence Awards from readers of Information Security, a leading industry magazine. The Company won product awards for best "Identity Management" (RSA ClearTrust(R) solutions) and "Authentication - Hard Form Factor" (RSA SecurID(R) solutions). The RSA SecurID solution also earned the "Foundation Award," which recognizes the security product that had the highest rating and widest deployment among this year's 10 Excellence Award winners.

BUSINESS OUTLOOK

RSA Security's financial guidance for the second quarter of 2003 assumes that there will be no improvement or further deterioration in the global IT spending environment. This guidance is current as of today only, and the Company is under no obligation to update its estimates:

-     Revenue in the range of $58 million to $63 million.

- Earnings on a GAAP basis in the range of breakeven to $0.04 per diluted share.

"While we are pleased with our results for the first quarter, we will continue to take a conservative stance regarding our outlook for future quarters," said senior vice president and chief financial officer Jeff Glidden. "IT spending budgets remain constrained, and the predictability of our business remains difficult due to the soft economy and continuing uncertainty relating to the war."

FINANCIAL REPORTING AND SUPPLEMENTAL DATA

Over the past year, RSA Security has increased its focus on core operations and divested itself of substantially all of its investments held in RSA Capital. In addition to the GAAP financial statements, the Company has included supplemental financial data that provides revenue and operating information for the first quarter of 2003, as well as data for the four quarters of 2002. The Company will no longer be reporting non-GAAP results. However, the Company has provided historical data in order to reconcile its current GAAP financial reporting with historical (non-GAAP) results from core operations in 2002; management believes that providing this data will enable investors and analysts to compare the Company's current GAAP results with non-GAAP reporting from prior periods.

CONFERENCE CALL DETAILS

In conjunction with this announcement, RSA Security will host a conference call today at 4:30 p.m. (EDT) to discuss the Company's financial results and provide a business update. To access this call, dial (800) 289-0468 or (913) 981-5517. A replay of this conference call will be available for seven days at (888) 203-1112 or (719) 457-0820. Both live and replay numbers have a pass code of 548622. In addition, a live webcast of this conference call will be available on the "Investor" page of the Company's web site. Webcast participants should register approximately 15 minutes before the event to download and install any necessary software. A replay of this webcast will be available for ninety days.

ABOUT RSA SECURITY INC.

With more than 11,000 customers around the globe, RSA Security provides interoperable solutions for establishing online identities, access rights and privileges for people, applications and devices. Built to work seamlessly and transparently in complex environments, the Company's comprehensive portfolio of identity and access management solutions - including authentication, Web access management and developer solutions - is designed to allow customers to confidently exploit new technologies for competitive advantage. RSA Security's strong reputation is built on its history of ingenuity and leadership, proven technologies and long-standing relationships with more than 1,000 technology partners.

                                      # # #

RSA, ACE/Server, BSAFE, ClearTrust, Keon, SecurID and The Most Trusted Name in e-Security are either registered trademarks or trademarks of RSA Security Inc. in the United States and/or other countries. All other products and services mentioned are trademarks of their respective companies.

This press release contains forward-looking statements regarding RSA Security's growth strategy and its financial guidance for the second quarter of 2003. These statements involve a number of risks and uncertainties. Some of the important factors that could cause actual results to differ materially from those indicated by the forward-looking statements are general economic conditions, including the current weakness in the global economy, changes in our operating expenses, the Company's inability to sublet excess facilities on acceptable terms, the timing of the introduction or enhancement of our products and our competitors' and strategic partners' products, changes in product pricing, including changes in competitors' pricing policies, development and performance of our direct and indirect distribution channels, delays in product development, competitive pressures, changes in customer and market requirements and standards, market acceptance of new products and technologies, technological changes in the computer industry and the risk factors detailed from time to time in RSA Security's periodic reports and registration statements filed with the Securities and Exchange Commission, including without limitation RSA Security's Annual Report on Form 10-K filed on March 26, 2003.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

                                                                     THREE MONTHS ENDED
                                                                         MARCH 31,
                                                                 -------------------------
                                                                   2003             2002
                                                                 --------         --------
                                                                        (UNAUDITED)
Revenue
  Products                                                       $ 45,512         $ 39,268
  Maintenance and professional services                            15,752           16,237
                                                                 --------         --------
Total revenue                                                      61,264           55,505
                                                                 --------         --------

Cost of revenue
  Products                                                          8,051            7,585
  Maintenance and professional services                             5,131            5,867
                                                                 --------         --------
Total cost of revenue                                              13,182           13,452
                                                                 --------         --------
Gross profit                                                       48,082           42,053
                                                                 --------         --------

Operating expenses

  Research and development                                         12,674           15,308
  Marketing and selling                                            22,886           27,750
  General and administrative                                        9,516            6,837
  Restructurings                                                     --              4,383
  Amortization of intangible assets                                  --              2,312
                                                                 --------         --------
Total operating expenses                                           45,076           56,590
                                                                 --------         --------

Income (loss) from operations                                       3,006          (14,537)

Interest expense and other                                         (1,850)          (2,054)
Income (loss) from investing activities                             1,515           (2,467)
                                                                 --------         --------

Income (loss) before provision (benefit) for income taxes           2,671          (19,058)

Provision (benefit) for income taxes                                  927           (5,336)
                                                                 --------         --------

Net income (loss)                                                $  1,744         $(13,722)
                                                                 ========         ========

Basic earnings (loss) per share                                  $   0.03         $  (0.24)
                                                                 ========         ========

Weighted average number of common shares - basic                   57,263           56,442
                                                                 ========         ========

Diluted earnings (loss) per share                                $   0.03         $  (0.24)
                                                                 ========         ========

Weighted average number of common shares - diluted                 59,086           56,442
                                                                 ========         ========

CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

                                                                                         MARCH 31,    DECEMBER 31,
                                                                                           2003           2002
                                                                                        ---------     ------------
                                                                                        (UNAUDITED)
                                       ASSETS

Current assets
     Cash and cash equivalents                                                          $115,416        $103,030
     Accounts receivable (less allowance for doubtful accounts of $2,615 in 2003
        and $2,494 in 2002)                                                               28,928          35,666
     Inventory                                                                             1,953           2,334
     Prepaid expenses and other assets                                                    10,174           7,974
     Refundable income taxes                                                              57,621          57,643
     Deferred taxes                                                                        3,829           3,829
                                                                                        --------        --------
           Total current assets                                                          217,921         210,476
                                                                                        --------        --------

Property and equipment, net                                                               71,782          74,928

Other assets

     Goodwill, net                                                                       188,372         191,742
     Investments                                                                            --             1,400
     Other                                                                                 5,379           5,854
                                                                                        --------        --------
           Total other assets                                                            193,751         198,996
                                                                                        --------        --------
                                                                                        $483,454        $484,400
                                                                                        ========        ========

                          LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities

     Accounts payable                                                                   $ 10,202        $  6,966
     Accrued payroll and related benefits                                                  8,973          11,256
     Accrued expenses and other liabilities                                               16,590          17,543
     Current portion of accrued restructurings                                            11,409          12,163
     Income taxes accrued and payable                                                     34,092          33,484
     Deferred revenue                                                                     31,129          33,170
                                                                                        --------        --------
           Total current liabilities                                                     112,395         114,582
                                                                                        --------        --------

Deferred taxes, long-term                                                                  1,592           1,592
Accrued restructurings, long-term                                                         24,648          27,315
Convertible debentures                                                                    77,824          77,477
                                                                                        --------        --------
           Total liabilities                                                             216,459         220,966
                                                                                        --------        --------
Stockholders' equity                                                                     266,995         263,434
                                                                                        --------        --------
                                                                                        $483,454        $484,400
                                                                                        ========        ========

The Company's investment in Crosby Finance, LLC of $186 at December 31, 2002 has been reclassified from Investments to Other assets in order to conform to the 2003 presentation.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

                                                                                                      THREE MONTHS ENDED
                                                                                                           MARCH 31,
                                                                                                  ---------------------------
                                                                                                     2003              2002
                                                                                                  ---------         ---------
                                                                                                          (UNAUDITED)
Cash flows from operating activities
  Net income (loss)                                                                               $   1,744         $ (13,722)
  Adjustments to reconcile net income (loss) to net cash provided by operating activities:
     Depreciation                                                                                     3,386             4,302
     Amortization of intangible assets                                                                 --               2,312
     Amortization of convertible debentures deferred financing costs                                    401               405
     Non cash warrant accretion                                                                         348               342
     Income from investing activities                                                                (1,508)             (677)
     Crosby Finance, LLC valuation                                                                       (7)            3,144
     Deferred taxes                                                                                    --                (915)
     Increase (decrease) in cash from changes in:
          Accounts receivable                                                                         7,292            15,288
          Inventory                                                                                     424             1,094
          Prepaid expenses and other assets                                                          (2,194)              816
          Accounts payable                                                                            3,237               418
          Accrued payroll and related benefits                                                       (2,390)           (4,359)
          Accrued expenses and other liabilities                                                     (1,002)             (833)
          Accrued restructurings                                                                     (3,293)            1,739
          Refundable income taxes and income taxes accrued and payable                                  611               (54)
          Deferred revenue                                                                           (2,654)           (1,045)
                                                                                                  ---------         ---------
                     Net cash provided by operating activities                                        4,395             8,255
                                                                                                  ---------         ---------
Cash flows from investing activities
  Proceeds from sale and maturities of marketable securities                                           --               1,148
  Purchases of property and equipment                                                                  (518)           (2,628)
  Investments                                                                                         3,009              --
  Acquisitions and related costs                                                                      3,370            (1,922)
  Other                                                                                                 114                52
                                                                                                  ---------         ---------
                     Net cash provided by (used for) investing activities                             5,975            (3,350)
                                                                                                  ---------         ---------
Cash flows from financing activities
  Proceeds from exercise of stock options and purchase plans                                          2,303             2,709
  Other                                                                                                --                 (17)
                                                                                                  ---------         ---------
                     Net cash provided by financing activities                                        2,303             2,692
                                                                                                  ---------         ---------
Effects of exchange rate changes on cash and cash equivalents                                          (287)              (57)
                                                                                                  ---------         ---------
Net increase in cash and cash equivalents                                                            12,386             7,540
Cash and cash equivalents, beginning of period                                                      103,030            61,946
                                                                                                  ---------         ---------
Cash and cash equivalents, end of period                                                          $ 115,416         $  69,486
                                                                                                  =========         =========

SUPPLEMENTAL FINANCIAL DATA
(Unaudited)
($ in thousands, except per share data)

                                                                               THREE MONTHS ENDED
                                                 --------------------------------------------------------------------------------
                                                 MAR 31, 2002     JUN 30, 2002     SEP 30, 2002     DEC 31, 2002     MAR 31, 2003
                                                 ------------     ------------     ------------     ------------     ------------
REVENUE
 Enterprise solutions                             $  48,834        $  49,452        $  53,444        $  52,941        $  55,412
 Developer solutions                                  6,671            7,078            5,584            8,080            5,852
                                                  ---------        ---------        ---------        ---------        ---------
 Total                                            $  55,505        $  56,530        $  59,028        $  61,021        $  61,264
                                                  =========        =========        =========        =========        =========

 Enterprise solutions                                    88%              87%              91%              87%              90%
 Developer solutions                                     12%              13%               9%              13%              10%
                                                  ---------        ---------        ---------        ---------        ---------
 Total                                                  100%             100%             100%             100%             100%
                                                  =========        =========        =========        =========        =========

 Products                                         $  39,268        $  41,647        $  43,322        $  44,716        $  45,512
 Maintenance and professional services               16,237           14,883           15,706           16,305           15,752
                                                  ---------        ---------        ---------        ---------        ---------
 Total                                            $  55,505        $  56,530        $  59,028        $  61,021        $  61,264
                                                  =========        =========        =========        =========        =========

 Products                                                71%              74%              73%              73%              74%
 Maintenance and professional services                   29%              26%              27%              27%              26%
                                                  ---------        ---------        ---------        ---------        ---------
 Total                                                  100%             100%             100%             100%             100%
                                                  =========        =========        =========        =========        =========

 Domestic                                         $  33,814        $  31,938        $  36,991        $  35,796        $  37,927
 International                                       21,691           24,592           22,037           25,225           23,337
                                                  ---------        ---------        ---------        ---------        ---------
 Total                                            $  55,505        $  56,530        $  59,028        $  61,021        $  61,264
                                                  =========        =========        =========        =========        =========

 Domestic                                                61%              56%              63%              59%              62%
 International                                           39%              44%              37%              41%              38%
                                                  ---------        ---------        ---------        ---------        ---------
 Total                                                  100%             100%             100%             100%             100%
                                                  =========        =========        =========        =========        =========

STATEMENTS OF OPERATIONS DATA
 Gross profit                                     $  42,053        $  43,191        $  44,596        $  44,266        $  48,082
 Gross margin                                          75.8%            76.4%            75.6%            72.5%            78.5%

 Total operating expenses                         $  56,590        $  72,956        $  49,777        $  91,770        $  45,076

 (Loss) income from operations                    $ (14,537)       $ (29,765)       $  (5,181)       $ (47,504)       $   3,006
 Operating margin                                     (26.2)%          (52.7)%           (8.8)%          (77.8)%            4.9%

 Interest expenses and other                      $  (2,054)       $  (2,226)       $  (1,951)       $  (2,547)       $  (1,850)
 (Loss) income from investing activities          $  (2,467)       $ (10,966)       $  (5,115)       $ (12,389)       $   1,515
 (Benefit) provision for income taxes             $  (5,336)       $ (17,916)       $  (4,027)       $ (12,597)       $     927

 Net (loss) income                                $ (13,722)       $ (25,041)       $  (8,220)       $ (49,843)       $   1,744

 Diluted (loss) earnings per share                $   (0.24)       $   (0.44)       $   (0.14)       $   (0.88)       $    0.03

OTHER FINANCIAL DATA
 Gross margin - products                               80.7%            80.8%            79.2%            75.0%            82.3%
 Gross margin - maintenance and professional
   services                                            63.9%            64.1%            65.4%            65.9%            67.4%
 Cash and cash equivalents                        $  69,486        $  71,365        $  92,207        $ 103,030        $ 115,416
 Deferred revenue balance                         $  29,727        $  31,478        $  32,435        $  33,170        $  31,129
 Book to bill ratio                                     1.0              1.1              1.0              1.1              1.0
 Day sales outstanding (DSO)                             66               55               54               54               42
 Current ratio                                          1.8              1.9              1.9              1.8              1.9
 Debt to equity ratio                                   0.2              0.2              0.3              0.3              0.3

(Unaudited)
($ in thousands, except per share data)

Over the past year, RSA Security has increased its focus on core operations and divested itself of substantially all of its investments held in RSA Capital. As a result, the Company will no longer be reporting non-GAAP results. However, the Company has provided the following historical data in order to reconcile its current GAAP financial reporting with historical (non-GAAP) results from core operations in 2002; management believes that providing this data will enable investors and analysts to compare the Company's current GAAP results with non-GAAP reporting from prior periods.

                                                                              THREE MONTHS ENDED
                                                         ------------------------------------------------------------
                                                         MAR 31, 2002    JUN 30, 2002    SEP 30, 2002    DEC 31, 2002
                                                         ------------    ------------    ------------    ------------
Revenue                                                    $ 55,505        $ 56,530        $ 59,028        $ 61,021
                                                           ========        ========        ========        ========
The following reconciles gross profit to historical
  proforma gross profit from core operations:

Gross profit                                               $ 42,053        $ 43,191        $ 44,596        $ 44,266
Add:
     Inventory write off and warranty expense                  --              --              --             2,893
                                                           --------        --------        --------        --------
Proforma gross profit from core operations                 $ 42,053        $ 43,191        $ 44,596        $ 47,159
                                                           ========        ========        ========        ========

Gross margin                                                   75.8%           76.4%           75.6%           72.5%
Proforma gross margin                                          75.8%           76.4%           75.6%           77.3%

The following reconciles loss from operations to historical proforma operating (loss) profit from core operations:

Loss from operations                                       $(14,537)       $(29,765)       $ (5,181)       $(47,504)
Add:
     Inventory write off and warranty expense                  --              --              --             2,893
     Research and development                                  --             1,145            --              --
     Restructurings                                           4,383          22,698           2,722          26,233
     Amortization of intangible assets                        2,312           2,537           2,537           2,537
     Impairment of intangible assets                           --              --              --            19,140
     RSA Capital expenses                                       762            --              --              --
                                                           --------        --------        --------        --------
Proforma operating (loss) profit from core operations      $ (7,080)       $ (3,385)       $     78        $  3,299
                                                           ========        ========        ========        ========

Operating margin                                              (26.2)%         (52.7)%          (8.8)%         (77.8)%
Proforma operating margin                                     (12.8)%          (6.0)%           0.1%            5.4%


The following reconciles net (loss) income to historical proforma net (loss) income from core operations:

Net (loss) income                                          $(13,722)       $(25,041)       $ (8,220)       $(49,843)
Add:
     Inventory write down and warranty expense                 --              --              --             2,893
     Research and development                                  --             1,145            --              --
     Restructurings                                           4,383          22,698           2,722          26,233
     Amortization of intangible assets                        2,312           2,537           2,537           2,537
     Impairment of intangible assets                           --              --              --            19,140
     RSA Capital expenses                                       762            --              --              --
     Amortization of convertible debentures deferred
        financing costs and warrant accretion                   747             742             744             754
     Loss from investing activities                           2,467          10,966           5,115          12,389
Less:
     Income tax benefit on reconciling items                  2,988          15,193           3,403          12,831
                                                           --------        --------        --------        --------
Proforma net (loss) income from core operations            $ (6,039)       $ (2,146)       $   (505)       $  1,272
                                                           ========        ========        ========        ========

Diluted weighted average number of common shares             56,442          56,518          56,696          56,823

Diluted loss per share                                     $  (0.24)       $  (0.44)       $  (0.14)       $  (0.88)
                                                           ========        ========        ========        ========
Proforma (loss) earnings per diluted share                 $  (0.11)       $  (0.04)       $  (0.01)       $   0.02
                                                           ========        ========        ========        ========